SCHWAB CAPITAL TRUST

Schwab® Target Index Funds

Schwab® Active Equity Funds

Schwab Balanced Fund™

Schwab MarketTrack Portfolios®

Schwab Target Funds

Schwab Equity Index Funds®

Schwab Fundamental Index* Funds

Laudus International MarketMasters Fund™

Schwab® Monthly Income Funds

SCHWAB INVESTMENTS

Schwab® Bond Index Funds

Schwab® Tax-Free Bond Funds

Schwab 1000 Index® Fund

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab® Municipal Money Funds – Investor Shares and Ultra Shares

Schwab® Money Funds – Investor Shares and Ultra Shares

Schwab® Variable Share Price Money Fund – Ultra Shares

LAUDUS TRUST

Laudus® U.S. Large Cap Growth Fund

(each, a Trust and collectively, the Trusts)

Supplement dated June 26, 2020 to all currently effective Statutory Prospectuses for each series (each a Fund and collectively, the Funds) of the aforementioned Trusts noted above and to all currently effective Statements of Additional Information (SAI) for each series of the aforementioned Trusts noted above

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and SAIs, as applicable, and should be read in conjunction with the Statutory Prospectuses and SAIs.

At a meeting held on June 9, 2020, the Board of Trustees of the Trusts approved a change to the Funds’ exchange privilege. These changes, which are summarized below, will be effective on or about July 29, 2020. Please note that no shareholder action is required.

Statutory Prospectuses

1.

Under “Buying, Selling and Exchanging Shares Through an Intermediary” in the “Investing Through a Financial Intermediary” sections and under “Direct Redemptions and Exchanges” in the “Investing Directly with the Funds” sections of The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust Statutory Prospectuses: The third bulleted paragraph is deleted and replaced in its entirety with the following:

Exchange orders are limited to Schwab Funds (that are not Sweep Investments) and Laudus Funds, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

2.

Under “Direct Exchange Privileges” in the “Investing Directly with the Funds” sections of Schwab Investments and Schwab Capital Trust Statutory Prospectuses: The first two sentences are deleted and replaced in their entirety with the following:

Exchange orders are limited to Schwab Funds (that are not Sweep Investments) and Laudus Funds, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

3.

Under “Direct Exchange and Conversion Privileges” in the “Investing Directly with the Funds” sections of The Charles Schwab Family of Funds Statutory Prospectuses: The first paragraph is deleted and replaced in its entirety with the following:

Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund (that is not a Sweep Investment) or Laudus Fund. Upon request, and subject to certain limitations, shares of a class of a fund may be converted into shares of any other class of a fund (that is not a Sweep Investment). In order to exchange to another fund or convert your shares to another class of shares of your fund, you must meet the minimum investment and other requirements for the fund or share class into which you are exchanging or converting. Further, you should read the prospectus for the fund or share class into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

4.

Under “Buying, Selling and Exchanging Shares Through an Intermediary” in the “Investing Through a Financial Intermediary” section of the Laudus Trust Statutory Prospectus: The third bulleted paragraph is deleted and replaced in its entirety with the following:

Exchange orders are limited to Laudus Funds and Schwab Funds (that are not Sweep Investments), and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

5.

Under “Direct Exchange Privileges” in the “Investing Directly with the Fund” section of the Laudus Trust Statutory Prospectus: The first two sentences are deleted and replaced in their entirety with the following:

Exchange orders are limited to Laudus Funds and Schwab Funds (that are not Sweep Investments), and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

SAI

1.

Under “Exchanging Shares of the Fund” in the “Purchase, Redemption, Delivery of Shareholder Documents and Pricing of Shares” sections of The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust SAIs: The first paragraph is deleted and replaced in its entirety with the following:

Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectuses. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds or Laudus Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds and Laudus Funds may not be available through third-party intermediaries.

2.	Under “Purchase and Redemption of Shares” section of the Laudus Trust SAI before “Pricing of Shares” sub-section: The following new sub-section is added:

Exchanging Shares of the Fund

Methods to purchase and redeem shares of the fund are set forth in the fund’s prospectus. An exchange order involves the redemption of all or a portion of the shares of one Laudus Fund and the simultaneous purchase of shares of another Laudus Fund or Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds or Laudus Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds and Laudus Funds may not be available through third-party intermediaries.

The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG111285-00 (06/20)

00246736

3